Exhibit 10.5

Certain identified information in this document has been excluded because it is both (i) not material and (ii) is the type of information the issuer both customarily and actually treats as private and confidential. [***] indicates where such information has been omitted.

Parexel Project # [***]

WORK ORDER

This Work Order #1 (this “Work Order”) is by and between Savara Inc. (“Client”) and Parexel International (IRL) Limited (“Parexel”).

Governing Agreement. This Work Order incorporates the terms and conditions of the Master Services Agreement dated January 6, 2021, as may be amended from time to time, between Client and Parexel (the “Agreement”).  Capitalized terms used in this Work Order and not defined herein shall have the same meanings ascribed to them in the Agreement.  If any term in this Work Order conflicts with the Agreement, the Agreement will control except to the extent that this Work Order expressly states that such conflicting term prevails over the Agreement.  To the extent that any Services relate to scientific matters, the Protocol will control the performance of such Services, and will take precedence over all other Study documents for such Services.

Term. This Work Order is made effective as of January 6, 2021 (the “Effective Date”) and terminates upon the completion of Services described herein unless otherwise terminated as provided in the Agreement.

Study. The “Study” is Client’s Protocol number [***]; entitled: “A randomized, double-blind, placebo-controlled clinical trial of once-daily inhaled molgramostim nebulizer solution in adult subjects with autoimmune pulmonary alveolar proteinosis (a PAP)”.  For purposes of this Work Order, wherever the term “Project” is used in the Agreement, it shall be read to mean “Study.”

Prior Agreements.  This Work Order once executed will supersede and replace in its entirety the Start-Up Agreement dated January 6, 2021 (the “SUA”) between Client and Parexel related to the Study.

Services. This Work Order details the full scope of Services Parexel will provide for Client based on the specifications and assumptions, tasks and responsibilities, and estimated timelines (collectively, the “Key Specifications”) contained herein.  Exhibit D to this Work Order sets forth the CTSL Services to be provided by Parexel.

Budget.  The budget is based upon the Key Specifications. Any changes to the Key Specifications may require that the parties amend the budget and if such amendment is required, they will to so pursuant to the procedures set forth in Section 2 of the Agreement.

	Service Fees	Pass-Through Expenses (Excluding Investigator Grants)	Investigator Grants	[***]	Totals
Start-Up Agreement	[***]	[***]	-	[***]	[***]
Work Order	[***]	[***]	[***]	[***]	[***]
Total Budget	[***]	[***]	[***]	[***]	$30,978,447

Parexel Project # [***]

The Exhibits attached hereto more fully describe this Work Order’s Key Specifications, budget, and payment terms, and are hereby incorporated into this Work Order.

In the event that any Services will be performed at Sites located in the United Kingdom (including but not limited to Parexel’s Clinical Pharmacology Unit), then the terms and conditions set forth in Exhibit E shall apply to those Services at those Sites.

Designated Savara Representatives. The following persons are Savara Representatives, as defined in Section 2.2(a) of the Agreement, for purposes of this Work Order:

Title	Name	Telephone Number	Email
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Pursuant to Section 2.2(a) of the Agreement, Client may change Savara Representatives by written update in its sole discretion.

PAREXEL Key Personnel. The following Parexel Key Personnel, as defined in Section 7 of the Agreement, are assigned to the Project covered by this Work Order:

Title	Name	Telephone Number	Email
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Subcontractors, Client-Designated Vendors:

As set out in the Agreement, Parexel may use Affiliates, Subcontractors and Client-Designated Vendors to perform the Services, as each is defined in the Agreement, and in accordance with the terms thereunder.

The following Subcontractors and Client-Designated Vendors will be used in the Study. Additional Vendors may be added

Subcontractors:

Parexel Project # [***]

•[*]

Client-Designated Vendors:

•    [***]

Upon Client’s request, Parexel [***].

Data Privacy. In accordance with the Data Security and Privacy Addendum set forth in Attachment E to the Agreement, the Details of Processing under this Work Order are contained in Exhibit H to this Work Order. In the event of any data breach (as described in Section 1(i) of Attachment E to the Agreement), notice shall be given to Client in accordance with the notice provisions of Section 19 of the Agreement, and by email to [***].

Exhibits A through H attached hereto more fully describe this Work Order’s Key Specifications, budget and payment terms, and are hereby incorporated in their entirety by reference into this Work Order

Remainder of this page is intentionally left blank.

Parexel Project # [***]

IN WITNESS WHEREOF, the parties have executed this Work Order through their duly authorized representatives effective as of the Effective Date.

Savara Inc.	Parexel International (IRL) Limited
By: /s/ Matthew Pauls	By: /s/ Maria King
Name: Matthew Pauls	Name: Maria King
Title: Chief Executive Officer	Title: Senior Director
Date: 03/05/2021	Date: March 8, 2021

Parexel Project # [***]

EXHIBIT A
SPECIFICATIONS AND ASSUMPTIONS

[***] (6 pages omitted)

Parexel Project # [***]

EXHIBIT B
TASKS & RESPONSIBILITIES

Standard Operating Procedures (“SOPs”).  Parexel will perform the Services in accordance with Parexel’s standard operating procedures (“SOPs”), report and file templates, personnel training curriculum, and systems, unless specifically stated otherwise in this Work Order.  Parexel’s SOPs shall follow applicable regulatory authority requirements.

Parexel Project # [***]

EXHIBIT C
ESTIMATED TIMELINES

[***]

Parexel Project # [***]

EXHIBIT D
CTSL SERVICES

[***] (3 pages omitted)

Parexel Project # [***]

EXHIBIT E
ADDITIONAL TERMS WITH RESPECT TO SITES LOCATED IN THE UNITED KINGDOM

The parties acknowledge and agree that, notwithstanding anything in the Agreement to the contrary, the terms and conditions set forth below will apply with respect to the Services being performed in the United Kingdom.   The parties do not intend this Exhibit E to supersede the terms of the Agreement, and in the absence of conflict the Agreement is presumed to control.  In the event of a conflict between the terms set forth in this Exhibit E and the Agreement or any other terms set forth in this Work Order, then solely with respect to those Services being performed in the United Kingdom, the terms of this Exhibit E will control. Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

1.

In addition to Client’s obligations set forth in Section 2.8 of the Agreement, Client agrees it will promptly provide Parexel with any and all updates made to applicable Regulatory Authorities, and if no such updates are made, it will [***].  Client agrees it will promptly provide Parexel with any and all updates made to applicable Regulatory Authorities, and if no such updates are made, it will [***].  Client further represents that [***].

2.

Except to the extent that Parexel is responsible under this Work Order for supplying Study Materials as part of the scope of Services, Client shall provide Parexel or a Site, as applicable, with a Protocol required quantity of the Study Drug to conduct the Study, as well as any other compounds, materials and information, which the Protocol specifies Client shall deliver or which Client deems necessary to conduct the Study.  All such Study Drug, compounds, materials and other information are and shall remain the sole property of Client.

3.	To the extent applicable, Client will be responsible for the:
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
4.

Client will inform Parexel promptly of any potential decision to recall the Study Drug that has been supplied to Parexel for conduct of a Study under this Agreement.  Parexel will provide all reasonable assistance to Client to investigate or implement a recall.  Parexel will inform Client, as a matter of urgency, of any issue relating to the Study Drug that has been supplied by Client, which might result in the need to consider a potential recall of the Study Drug.

Parexel Project # [***]

EXHIBIT F
BUDGET

Payments: The Work Order Currency, as defined by Section 6.4 of the Agreement, shall be United States Dollars for this Work Order

Change in Scope Process.  As provided under Section 2.2 of the Agreement, Parexel will generate and maintain a Change in Scope Log (“CIS Log”) in accordance with the form attached as Attachment B to the Agreement, capturing the cost impact of changes to Key Specifications under this Work Order.  The parties will follow the CIS Log approval and Change Order preparation process as provided under Section 2.2 of the Agreement. The CIS Log monetary threshold at which a Change Order will be prepared for this Work Order is $[***].

Inflation. Parexel’s Service fees herein incorporate [***] inflationary adjustments to account for labor cost inflation during the estimated timeline. The budget may be amended for inflation adjustments if timelines change, such changes to be reflected in a CIS Log/Change Order.

Clinical Trial Supply & Logistics (CTSL). Pass-Through Expenses related to CTSL Services are estimates based on currently available project information and general assumptions (based on previous project experiences).

•	[***]
•	[***]
•	[***]
•	[***]

Table 1 – Budget Grid begins on the next page.

Parexel Project # [***]

Table 1 - Budget Grid

[***] (18 pages omitted)

Parexel Project # [***]

EXHIBIT G
PAYMENT TERMS

Service Fees. Parexel will invoice Client each month for Service fee units completed per the unit prices in Exhibit F. Upon execution of this Work Order, Parexel will invoice an advance payment of $[***] for Service fees. This advance payment will be reconciled against the final invoices for Service fees. Parexel will [***]. The advance payment for Service fees made under the SUA shall be applied to the advance payment due under this Work Order

Pass-Through Expenses (excluding Investigator Grants). Parexel will invoice Client each month for Pass-Through Expenses incurred following receipt of invoice from the third party for such Pass-Through Expenses, except in cases where Parexel does not require invoices from third parties in order to administer payments. Upon execution of this Work Order, Parexel will invoice an advance payment of $[***] for Pass-Through Expenses. This advance payment will be reconciled against the final invoices for Pass-Through Expenses. The advance payment for Pass-Through Expenses made under the SUA shall be applied to the advance payment due under this Work Order. In the event this advance payment is insufficient to cover anticipated pass through expenses, Parexel will invoice, and Client shall pay, any additional amounts required to meet the shortfall in accordance with the payment terms set forth in the Agreement.

Investigator Grants.  Parexel will invoice Client on a monthly basis for Investigator Grant payments incurred.  To ensure Parexel has funds in hand to make such payments, upon execution of this Work Order, Parexel will invoice an advance amount of $[***] (“Investigator Grant Advance”).  When the Investigator Grant Advance balance is forecasted to be depleted in the next calendar quarter and for each quarter thereafter, Parexel will invoice Client an amount equal to the estimated Investigator Grants to be incurred by Parexel over the current and/or following quarter. Parexel agrees to issue invoices for quarterly advances 30 days prior to the start of each quarter, and such invoices shall be paid in accordance with the payment terms set forth in the Agreement. If the amounts invoiced are not depleted in the following quarter, they shall be applied toward the next quarter’s activity.

Invoice Instructions. PAREXEL will email invoices to Client at [***]. Client will pay PAREXEL’s invoices in accordance with the terms of the Agreement and will remit payments

Check Remittance Address:	For Wires/Electronic Funds Transfers (in USD)
[***]	Bank Account Name: [***] Bank Account Number: [***] SWIF/BIC code: [***] Branch Name: [***] Branch Address: [***]

Client shall send the remittance advice information to the following email alias: [***]

Parexel Project # [***]

Exhibit H

Details of Processing Activities

This Exhibit H includes certain details of the Processing of Subject Personal Data as required by Article 28(3) GDPR.

Nature and Purpose of Processing: Parexel will Process Subject Personal Data as necessary to perform the Services pursuant to the MSA and the applicable Work Order.

Subject Matter and Duration of Processing: The subject matter and duration of the Processing of the Subject Personal Data are set out in the MSA, the applicable Work Order and this Addendum.

1.	Location(s) of Processing:

Categories of Data: In providing Services to Savara, Parexel may Process one or more of the following categories of data Study Subject Personal Data:

A.	Study Subject Personal Data: [***]
B.	Special categories of data: [***].